                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ____________________________

                                   FORM 8-K

                         ____________________________

                           Dismissal of Accountants

                      Commission File Number 33-82208-LA

                               BAYHAWK ALES, INC.

               (Exact name of registrant as specified in charter)

                   Delaware                         33-0606860
           (State of jurisdiction of             (I.R.S. Employer
          incorporation or organization)      Identification Number)
                         ____________________________

                           2000 Main Street-Suite A
                            Irvine California 92614
                                (714) 442-7565

   (Address, including Zip code, and telephone number, including area code, or registrant's principal executive offices)

                         ____________________________



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ITEM 5.   OTHER EVENTS

          On February 6, 1998, Bayhawk Ales, Inc., (the "Company") dismissed Price Waterhouse LLP as its principal accountants and engaged Cacciamatta Accountancy Corporation as its new principal accountants. The decision to dismiss this accounting firm was approved by the Company's Board of Directors. There were no adverse opinions, disclaimers of opinion or qualifications as to uncertainty, audit scope, or accounting principles in the reports of Price Waterhouse LLP on the Company's financial statements for the two most recent fiscal years preceding their dismissal. Through the date of the change in accountants, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements, if not resolved to the satisfaction of such accountants, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
   23.1        PRICE WATERHOUSE CONSENT

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                                  SIGNATURES

Pursuant to the requirements of the Security and Exchange Commission, the Registrant has duly caused this statement to be signed on behalf by the undersigned thereunto duly authorized.


BAYHAWK ALES, INC.


Date:  February 6, 1998          By  /s/ KARL J. ZAPPA
                                    _______________________________
                                     Karl J. Zappa
                                     Vice President/General Manager